                        NATIONWIDE VARIABLE INSURANCE TRUST

                      Federated NVIT High Income Bond Fund
                          NVIT International Value Fund
                           JPMorgan NVIT Balanced Fund
                       Van Kampen NVIT Comstock Value Fund
                     Van Kampen NVIT Multi Sector Bond Fund

                       Supplement Dated November 16, 2007
                       to the Prospectus Dated May 1, 2007

Capitalized  terms and  certain  other  terms  used in this  supplement,  unless otherwise defined in this supplement,  have the meanings assigned to them in the
Prospectus.

     At a special  meeting of the Board of Trustees  (the "Board") of Nationwide
Variable  Insurance  Trust (the  "Trust")  held on October 25,  2007,  the Board approved  the  addition of  AllianceBernstein  L.P.  ("AllianceBernstein")  as a
subadviser to the NVIT International Value Fund (the "Fund") to manage a portion of the Fund's assets. As a result of this change,  effective  November 14, 2007, the following amendments are made to the Prospectus as they relate to the Fund:

1. In the "NVIT International Value Fund Summary and Performance" section, under the "Principal  Strategies"  heading on page 6, the last sentence is deleted and replaced with the following:

     NFA has  selected  AllianceBernstein  L.P.  and The  Boston  Company  Asset
     Management as subadvisers  to each manage a separate  portion of the Fund's portfolio on a day-to-day basis.

2. In the "Fund Management" section, under the "Subadvisers" heading on page 23, the following information is added as a second paragraph:

     AllianceBernstein L.P. ("AllianceBernstein"),  1345 Avenue of the Americas,
     New York, New York 10105, is a subadviser for the NVIT International  Value
     Fund.  Subject  to the  supervision  of NFA  and  the  Board  of  Trustees,
     AllianceBernstein manages a portion of the Fund's assets in accordance with the Fund's  investment  objective and strategies.  AllianceBernstein  makes investment decisions for the portion of the Fund that it subadvises and, in connection with such investment decisions,  places purchase and sell orders for securities.

3. In the "Fund Management" section,  under the heading "Portfolio  Management -
NVIT International Value Fund" on page 24, the following information is added as a second paragraph:

     The  portion  of the Fund  subadvised  by  AllianceBernstein  is managed by
     AllianceBernstein's  International  Value  Investment  Policy Group,  which includes  Sharon E.  Fay,  Kevin F.  Simms,  Henry S.  D'Auria  and Eric J.
     Franco.  Ms. Fay has been  Executive  Vice  President and Chief  Investment
     Officer of The Bernstein  Value  Equities Unit since June 2003, and of U.K.
     and  European  Value  Equities  since  prior to 2002.  She has  chaired the
     Global,  European and U.K.  Value  Investment  Policy Groups since prior to
     2002. Mr. Simms is Senior Vice President of  AllianceBernstein,  with which he has been associated since prior to 2002, and Co-Chief Investment Officer of International Value Equities since 2003. He is also Director of Research for International  Value and Global Value Equities since prior to 2002. Mr.
     D'Auria is Senior Vice  President of  AllianceBernstein,  with which he has been associated since prior to 2002,  Chief Investment  Officer of Emerging
     Markets  Value  Equities  since  2002 and  Co-Chief  Investment  Officer of
     International  Value  Equities  since 2003. Mr. Franco has been Senior Vice
     President of  AllianceBernstein  since 2006.  He has been  associated  with
     AllianceBernstein since prior to 2002.

You will receive an Information  Statement as required under the Trust's Manager
of   Manager's   Exemptive   Order   with  more   detailed   information   about
AllianceBernstein.

                INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                         PROSPECTUS FOR FUTURE REFERENCE